UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway

Downers Grove, Illinois 60515

(Address of Principal Executive Offices)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange

Item 5.03.	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

As discussed below, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Dover Corporation (the “Company”), held on May 2, 2019, the Company’s shareholders approved the adoption of the Company’s Fifth Restated Certificate of Incorporation (the “Fifth Restated Charter”) to eliminate the 80% super-majority voting requirements contained in Articles 15 and 16, respectively, of the Company’s certificate of incorporation. The Fifth Restated Charter also integrates all prior amendments and certificates previously filed with the Secretary of State’s office of the State of Delaware (the “Secretary of State”) into a single document. Following the Annual Meeting, the Company filed the Fifth Restated Charter with the Secretary of State on May 3, 2019.

The Fifth Restated Charter is attached hereto as Exhibit 3(i)(a).

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 2, 2019, at which meeting the shareholders:

(1)	elected nine directors,

(2)	ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019,

(3)	approved, on an advisory basis, named executive officer compensation,

(4)	approved amendments to Article 15 of the Company’s certificate of incorporation to eliminate the super-majority voting requirement therein, and

(5)	approved amendments to Article 16 of the Company’s certificate of incorporation to eliminate the super-majority voting requirement therein.

The voting results for each such proposal are reported below:

1.	To elect nine directors:

Director	For	Against	Abstain	Broker Non-Vote
H. John Gilbertson, Jr.	117,882,074	760,888	525,564	11,426,476
Kristiane C. Graham	115,750,758	2,927,647	490,121	11,426,476
Michael F. Johnston	116,772,753	1,881,508	514,265	11,426,476
Eric A. Spiegel	118,009,232	643,646	515,648	11,426,476
Richard J. Tobin	117,894,264	786,932	487,330	11,426,476
Stephen M. Todd	117,979,601	687,244	501,681	11,426,476
Stephen K. Wagner	117,145,186	1,503,178	520,162	11,426,476
Keith E. Wandell	116,136,177	2,509,510	522,839	11,426,476
Mary A. Winston	116,130,039	2,535,901	502,586	11,426,476

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019:

For	Against	Abstain	Broker Non-Vote
127,120,921	3,025,175	448,906	0

3.	To approve, on an advisory basis, named executive officer compensation:

For	Against	Abstain	Broker Non-Vote
79,217,926	39,125,976	824,624	11,426,476

4.	To approve amendments to Article 15 of the Company’s Fourth Restated Charter to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
116,843,538	1,703,313	621,675	11,426,476

5.	To approve amendments to Article 16 of the Company’s Fourth Restated Charter to eliminate the super-majority voting requirement:

For	Against	Abstain	Broker Non-Vote
116,839,742	1,702,110	626,674	11,426,476

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

3(i)(a)	Fifth Restated Certificate of Incorporation of the Company (as filed with the Secretary of State’s Office of the State of Delaware on May 3, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2019	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

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